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                                                                    EXHIBIT 23.1

                               CONSENT OF KPMG LLP


The Board of Directors
BancorpSouth, Inc.:


         We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the Prospectus.


/s/ KPMG LLP


Memphis, Tennessee
January 18, 2002